Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, James W. Hirschmann, president of Western Asset Premier Bond Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ James W. Hirschmann	March 6, 2006
James W. Hirschmann	Date
President

Certification Filed as Exhibit 12(b) to Form N-CSR

CERTIFICATION

I, Marie K. Karpinski, treasurer and principal financial and accounting officer of Western Asset Premier Bond Fund (the “Fund”), certify that, to my knowledge:

1. The Fund’s periodic report on Form N-CSR for the period ended December 31, 2005 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in such Form N-CSR fairly presents, in all material aspects, the financial condition and results of operations of the Fund.

/s/ Marie K. Karpinski	March 2, 2006
Marie K. Karpinski	Date
Treasurer and Principal Financial and Accounting Officer